EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of November 21, 2006 by and among Temecula Valley Bancorp Inc., a California corporation (the "Company"), and the holders listed on the signature page hereof (collectively, the "Holders").

         WHEREAS, the terms of the Subscription Agreements dated as of November 21, 2006 (the "Subscription Agreement") among the Company and the Holders provide that it shall be a condition precedent to the closing of the transactions thereunder for the Company and the Holders to execute and deliver this Agreement to provide for the registration under the Securities Act, of certain Registrable Shares (as defined herein) issued to the Holders pursuant to the Subscription Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. Definitions. The following terms shall have the meanings provided below:

                  "Board of Directors" shall mean the board of directors of the Company.

                  "Closing Date" shall mean the closing of the purchase of Registrable Shares under the Subscription Agreement.

                  "Common Stock" shall mean the common stock, no par value per share, of the Company.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

                  "Majority Holders" shall mean, at the relevant time of reference thereto, those Holders holding more than fifty percent (50%) of the Registrable Shares held by all of the Holders.

                  "Registrable Shares" shall mean the shares of Common Stock issued to the Holders pursuant to the Subscription Agreements, provided, however, that any such shares shall cease to be Registrable Shares when they are no longer Restricted Securities.

                  "Restricted Securities" shall mean shares of Common Stock other than shares that (i) have been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the registration statement, (ii) have been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or are transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or
         (iii) have otherwise been transferred and new shares not subject to legending under the Securities Act have been delivered by or on behalf of the Company.

                  "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

         2. Effectiveness. This Agreement shall become effective upon the Closing Date.

         3. Mandatory Registration.

         (a) The Company shall, as soon as reasonably practical, but in no event no later than 90 days after the Closing Date, prepare and file with the SEC a registration statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement that is then available to effect a registration of all Registrable Shares) for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Holders as selling stockholders thereunder (together with the registration statement provided for in Section 4 of this Agreement, the "Registration Statement"). The Registration Statement shall permit the Holders to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, all of the Registrable Shares or the greatest number of such Registrable Shares as is permitted by the SEC. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Shares.

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

         (b) The Company agrees to use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable after filing, but in no event later than 180 days after the Closing Date.

         (c) The Company shall be required to keep the Registration Statement, as amended, effective until such date that is the earlier of (i) two years after the Closing Date, or (ii) the date when all of the Registrable Shares registered thereunder shall have been sold or are no longer Restricted Securities (such date is referred to herein as the "Mandatory Registration Termination Date").

         (d) The Company shall not grant any registration rights that are pari passu with or senior to the registration rights of the Holders under this Agreement if such registration rights would adversely affect the Holders' ability to sell Registrable Shares pursuant to the Registration Statement. The Company represents that no stockholders other than the Holders have the right to sell any Common Stock or other securities of the Company pursuant to the Registration Statement without the consent of the Majority Holders.

         4. Registration Upon Request. In the event that the Company fails to fulfill its mandatory registration requirements under Section 3, then as soon as practicable after the written request of the Majority Holders, and, in any event, within 90 days of such request, the Company shall use its reasonable best efforts to file one Registration Statement under the Securities Act covering all Registrable Shares that the Majority Holders desire to register, and shall use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable. Except for other Holders, no other persons shall be entitled to include any securities in any registration pursuant to this
Section 4 without the consent of the Majority Holders whose Registrable Shares are being registered.

         5. Obligations of the Company. In connection with the Company's obligations under Sections 3 and 4 hereof, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the Mandatory Registration Termination Date.

         (b) In the event of an underwritten public offering, the Company and the Holders shall enter into and perform their obligations under an underwriting agreement, in usual and customary form, with the managing underwriter. If the Holder intends to distribute the Registrable Shares by means of an underwriting, it shall so advise the Company. The underwriter may be selected by the Holder but shall be subject to the approval of the Company, which shall not be unreasonably withheld.

         (c) Furnish to the selling Holders such reasonable number of copies of the Registration Statement, prospectus and preliminary prospectus, in conformity with the requirements of the Securities Act and the request of any Holder, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Sections 3 or 4) as the selling Holders may reasonably request, in order to facilitate the public or other disposition of such selling Holders' Registrable Shares.

         (d) At the request of a Holder or an underwriter, use reasonable best efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions within the United States as such Holder or underwriter has reasonably requested; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 5(d) or (B) file any general consent to service of process in any jurisdiction where it is not then so subject.

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         (e) Use reasonable best efforts to cause all such Registrable Shares to be listed on each securities exchange (including without limitation any Nasdaq market) on which securities of the same class issued by the Company are then listed.


         (f) The Company shall notify the Holders at any time when a prospectus is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (g) As promptly as practicable after becoming aware of such event, the Company shall notify each Holder who holds Registrable Shares being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and use reasonable best efforts to take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension.

         (h) At the request of the Majority Holders, the Company shall furnish, on the date the Registrable Shares are delivered to the underwriters for sale through underwriters, or, if such Registrable Shares are not being sold through underwriters, on the date that the Registration Statement becomes effective: (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders; and (ii) a letter, dated such date, of the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders.

         (i) The Company shall, at the request of a Holder, maintain a transfer agent and registrar, which may be a single entity, for the Registrable Shares not later than the effective date of the Registration Statement.

         (j) Prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the filing, distribution or delivery of any prospectus (including any supplements thereto), the Company shall: (i) provide draft copies thereof to the Holders and their counsel and reflect in such documents all such comments as the Holders reasonably may propose to the Company in writing within three business days after the Company provides the draft to Holders and their counsel (provided, however, that the Company shall make the final decision as to the form and content of each such document); and
(ii) furnish to each Holder whose Registrable Shares are included in the Registration Statement (A) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement, each prospectus, and each amendment or supplement thereto, and (B) such number of copies of the prospectus, and all amendments and supplements thereto, and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder.

         (k) In the event that any such Registrable Shares are to be sold in an underwritten offering, make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors, employees and agents to supply all information reasonably requested by such Holders or any such underwriter, to such party's respective attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for due diligence examinations.

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         6. Furnish Information.

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding them and the Registrable Shares held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

         7. Expenses of Registration.

                  All expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company shall be borne by the Company.

         8. Indemnification.

         (a) The Company will indemnify and hold harmless each selling Holder (including the partners or officers, directors and stockholders of such Holder), and each person, if any, who controls such selling Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, and other federal or state securities laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) (i) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, (ii) arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent in each case that such untrue statement or omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the selling Holder for use in connection with the Registration Statement, or any preliminary prospectus or final prospectus, or (iii) arise out of any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal or state securities law or any rule or regulation applicable to the Company and relating to action or inaction required by the Company in connection with such Registration Statement.

         (b) Each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, or any other selling Holders, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person or other selling Holder may become subject, under the Securities Act, the Exchange Act, and other federal or state securities laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) (i) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished or approved by the selling Holder expressly for use in connection with the Registration Statement, or any preliminary prospectus or final prospectus, or
(iii) arise out of any violation by the selling Holder of the Securities Act, the Exchange Act, any other federal or state securities law or any rule or regulation applicable to the selling Holder and relating to action or inaction required by the selling Holder in connection with such Registration Statement; provided, however, that no Holder shall be required to provide indemnification in an amount in excess of the proceeds of the sales of Registrable Shares by such Holder.

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

         (c) Each party indemnified hereunder shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof, and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) above, counsel to the indemnified parties shall be selected by the Holder, and, in the case of parties indemnified pursuant to Section 8(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) The indemnification provided for herein shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Holder, underwriter, the Company or controlling person of any of them.


         (e) (i) In order to provide for just and equitable contribution in circumstances under which the indemnification provided for in Section 8 hereof is for any reason held to be unenforceable by an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to herein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from the offering of the Registrable Shares pursuant to the Subscription Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or omission to state a material fact relates to information about such indemnifying party or indemnified party supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           (ii) The liability of a Holder under the indemnity
and contribution agreements contained in this Section 8 shall be limited to an amount equal to the total proceeds received by the Holder from the offering of the Registrable Shares by the Holder (after deducting commissions, but before taxes and any other expenses payable by the Holder).

                           (iii) The Company and the Holders agree that it would
not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to in this
Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission.

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                           (iv) No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         9. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Shares to the public without registration, the Company agrees to use reasonable best efforts:
(i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144; (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act; and (iii) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144 until the Mandatory Registration Termination Date. The Company will furnish to each Holder so long as such Holder owns Registrable Shares, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the public information requirements of Rule 144(c) and the Exchange Act, (ii) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell the Registrable Shares pursuant to Rule 144 without registration.

         10. Selling Procedures. Any sale of Registrable Shares pursuant to the registration statement filed in accordance with Section 3 hereof shall be subject to the following conditions and procedures: (a) Updating the Prospectus.

         Each selling Holder shall promptly advise the Company in writing if changes in the Registration Statement or the prospectus are required in order that disclosures made in the Registration Statement or prospectus based upon written information previously provided or approved by the selling Holder for use in the Registration Statement and prospectus, will not, in the case of the Registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and will not, in the case of the prospectus, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) General. Upon (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus or for additional information relating to the Registration Statement, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) the happening of any event which makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or prospectus so that, in the case of the Registration Statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (including without limitation, receipt of information from a selling Holder pursuant to Section 10(a) above), then the Company may suspend use of the prospectus (each a "Suspension"), in which case the Company shall promptly so notify each Holder and each Holder shall not dispose of Registrable Shares covered by the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Holders or until the Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed. The Company shall use its reasonable best efforts to ensure the use of the prospectus may be resumed as soon as practicable. The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest practicable moment. The Company shall, upon the occurrence of any event contemplated by clause (iv), prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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         11. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of or are obligations of the Holders shall also be for the benefit of or obligations of and enforceable by and against any transferee who holds Registrable Shares acquired by such transferee in any manner, whether by gift, bequest, purchase, operation of law or otherwise who has executed and delivered to the Company a copy of this Agreement or otherwise indicated to the Company in writing such person's agreement to be bound hereby. Without limitation on the Holders' rights to transfer Registrable Shares as permitted by applicable laws, rules and regulations, the Company acknowledges that any Holder may, at any time, transfer the Holder's ownership interest in any of the Registrable Shares which they may own, beneficially or of record, to (a) their affiliates, or (b) their partner(s), security holder(s) or beneficial holder(s) pursuant to their organization documents or other agreements, provided that such transfer is permitted by applicable laws, rules and regulations and the transferee first provides evidence satisfactory to the Company that the transferee is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act, and that, upon the consummation of any such transfer, the provisions of this Agreement shall be binding upon and inure to the benefit of each transferee of such Registrable Shares.

         12. Entire Agreement. This Agreement (including the documents referred to herein) constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

         13. No Waiver. No failure by a party to assert, or delay in the assertion of, any rights under this Agreement shall constitute a waiver of those rights.

         14. Miscellaneous.

         (a) Amendments. This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company.

         (b) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. Each party hereby irrevocably consents and submits to the jurisdiction of any New York State or United States Federal Court sitting in the State of New York, County of New York, over any action or proceeding arising out of or relating to this Agreement and irrevocably consents to the service of any and all process in any such action or proceeding by registered mail addressed to such party at its address specified herein (or as otherwise noticed to the other party). Each party further waives any objection to venue in the State of New York and County of New York and any objection to an action or proceeding in such state and county on the basis of forum non conveniens. Each party also waives any right to trial by jury.

         (c) Notices

                  (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by mail, courier (overnight or same day) or fax or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder (except that notices of Suspensions or stop orders must be made by fax). The date of giving any notice shall be the date of its actual receipt.

                  (ii) All correspondence to the Company shall be addressed as follows:


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

                       Temecula Valley Bancorp Inc.

                       27710 Jefferson Avenue, Suite A100

                       Temecula, California  92590

                       Attention:  Chief Executive Officer

                       Fax number:  (951) 694-9194

                  (iii) All correspondence to any Holder shall be sent to the most recent address furnished by the Holder to the Company. Each Holder acknowledges that the Company may provide notices, reports or other correspondence to such Holder by electronic mail.

                  (iv) Any Holder may change the address to which correspondence to it is to be addressed by notification as provided for herein.

         (d) Injunctive Relief. The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

         (e) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, such provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

         (f) Aggregation of Shares. Registrable Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         (g) Counterparts. This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.


                  [Remainder of Page Intentionally Left Blank]



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




IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.



                     TEMECULA VALLEY BANCORP INC.



                     By:   /s/ Stephen H. Wacknitz
                     -----------------------------------------------
                     Name:     Stephen H. Wacknitz
                     Title:    Chairman of the Board, President and
                               Chief Executive Officer

HOLDERS

Temecula Directors, Officers, Employees and ESOP:
-------------------------------------------------
Steven W. Aichle
Kay Annette Anderson
James W. and Carol A. Andrews
Frank Basirico Jr.
Robert P. Beck
Jordan M. and Norma Blanchard
Stephanie Castagnier
George Cossolias
Barbara L. Davis
Shelley L. Flener
Robert R. Flores, Jr.
William H. McGaughey
Donald A. Pitcher
Martin E. Plourd
Donald L. Schempp, Trustee of the Schempp Family Trust
Thomas M. and Jane B. Shepherd
Stephen H. Wacknitz
Wayne A. and Cynthia A. Wirth
Richard W. and Louise Wright
Temecula Valley Bank Employee Stock Ownership Plan

Other Investors:
----------------
Acadia Master Fund I, Ltd
ActivFinancial Fund I, LP
Bank of Stockton
Jack Barrish
Bay Pond Investors (Bermuda) L.P.
Bay Pond Partners, L.P.
Berlin Capital Growth, L.P.
Berlin Income, L.P.
Peter J. Buck
Castine Offshore Fund, Ltd.
Castine Partners LP
Castine Partners II, LP
Center Bancorp
Jennifer Docherty
Drake Associates L.P.
Eastern Bank Corp.
Craig A. and Kathryn A. Fertel
FrontPoint Financial Horizons Fund, L.P.
Christopher S. Hooper
Investors Group Corporate Class Inc.
Investors Group Trust Co. Ltd.
Firman Leung
Norguard Insurance
Right Wall Capital Fund, LP
River Oaks Financial Fund LP
Stieven Financial Investors, L.P.
Stieven Financial Offshore Investors, Ltd.
Revocable Trust of M. Toroian
UBS O'Connor LLC fbo O'Connor Global Convertible Arbitrage Master UBS O'Connor LLC fbo O'Connor Global Convertible Arbitrage II Master UBS O'Connor LLC fbo O'Connor PIPES Corporate Strategies Master



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